                                                                    Exhibit 23.2

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2002, in Amendment No. 2 to the
Registration Statement (Form SB-2) and related Prospectus of Decorize, Inc. for the registration of 3,292,427 shares of its common stock.

                                          /s/ Ernst & Young LLP

Kansas City, Missouri
May 28, 2003